Related Party Transactions	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Related Party Transactions

Note 4 – Related Party Transactions

Ms. Soledad Bayazit, the Company’s former Chief Executive Officer and sole director, holds 10% secured notes due January 12, 2012 in the aggregate principal amount of $1,201,000 which are currently in default. Interest expense on the note payable – related party was $120,100 and $120,100 for the years ended December 31, 2016 and 2015, respectively.

During the year ended December 31, 2015, to finance our operations the Company’s Chief Executive Officer has extended loans in the total amount of $8,811. The outstanding balance at December 31, 2016 and 2015 of $99,974 and $99,974 is presented as loan payable – related party in the accompanying balance sheets. The loan is non-interest bearing and due on demand.